UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2013

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34115	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On June 21, 2013, a committee of the Board of Directors of Sonus Networks, Inc. (the “Company”) approved and the Company entered into an amendment (the “Amendment”) to the Rights Agreement by and between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of June 26, 2008, as amended by Amendment No. 1 to Rights Agreement dated June 10, 2011 (the “Rights Agreement’), to extend the expiration date of the rights contained therein to June 26, 2015.  The Rights Agreement remains otherwise unmodified.

A copy of the Rights Agreement and a summary of its material terms were filed with the Securities and Exchange Commission on a Form 8-K on June 27, 2008.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 4.3 and is incorporated herein by reference.

On June 24, 2013, the Company issued a press release announcing the Amendment.  A copy of the press release is included as Exhibit 99.1 hereto.

Item 3.03.                                        Material Modification to Rights of Security Holders.

Please see the disclosure set forth under “Item 1.01. Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 3.03.

Item 9.01.                                        Financial Statements and Exhibits.

(d)

Exhibit No.	Description

4.1

Rights Agreement, dated as of June 26, 2008, between the Company and American Stock Transfer & Trust Company, LLC, which includes as Exhibit A thereto a Form of Certificate of Designation for the Series A Junior Participating Preferred Stock, as Exhibit B thereto the Form of Rights Certificate and as Exhibit C thereto a Summary of Rights to Purchase Shares of Preferred Stock (incorporated herein by reference from Exhibit 4.1 of the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 27, 2008).

4.2

Amendment No. 1 dated as of June 10, 2011 to Rights Agreement, dated as of June 26, 2008 between Sonus Networks, Inc. and American Stock Transfer & Trust Company, LLC (incorporated herein by reference from Exhibit 4.2 of the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 13, 2011).

4.3

Amendment No. 2 dated as of June 21, 2013 to Rights Agreement, first dated as of June 26, 2008 and as amended on June 10, 2011, between Sonus Networks, Inc. and American Stock Transfer & Trust Company, LLC.

99.1	Press Release issued by Sonus Networks, Inc. on June 24, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Jeffrey M. Snider
	Name:	Jeffrey M. Snider
	Title:	Senior Vice President, Chief Administrative Officer, General Counsel and Secretary
DATED: June 24, 2013

Exhibit Index

Exhibit No.	Description

4.1

Rights Agreement, dated as of June 26, 2008, between the Company and American Stock Transfer & Trust Company, LLC, which includes as Exhibit A thereto a Form of Certificate of Designation for the Series A Junior Participating Preferred Stock, as Exhibit B thereto the Form of Rights Certificate and as Exhibit C thereto a Summary of Rights to Purchase Shares of Preferred Stock (incorporated herein by reference from Exhibit 4.1 of the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 27, 2008).

4.2

Amendment No. 1 dated as of June 10, 2011 to Rights Agreement, dated as of June 26, 2008 between Sonus Networks, Inc. and American Stock Transfer & Trust Company, LLC (incorporated herein by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 13, 2011).

4.3

Amendment No. 2 dated as of June 21, 2013 to Rights Agreement, first dated as of June 26, 2008 and as amended on June 10, 2011, between Sonus Networks, Inc. and American Stock Transfer & Trust Company, LLC.

99.1	Press Release issued by Sonus Networks, Inc. on June 24, 2013.